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                                                                    Exhibit 99.3



                              BUILDING A BRAND NEW

                               [HUNTINGTON LOGO]

                                   HUNTINGTON


                                CORPORATE UPDATE


                               DECEMBER 18, 2001




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                                                               [HUNTINGTON LOGO]

AGENDA

-    DISCUSSION OVERVIEW AND COMPANY UPDATE

     -    TOM HOAGLIN, CHAIRMAN & CEO

-    FOURTH QUARTER OUTLOOK

     -    MIKE McMENNAMIN, VICE CHAIRMAN & CFO



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                                                               [HUNTINGTON LOGO]

DISCUSSION SUMMARY


FOURTH QUARTER PERFORMANCE
--------------------------

-    OPERATING EPS OF $0.29 - $0.31 CONSISTENT WITH PRIOR GUIDANCE

-    CONTINUED WEAK ECONOMIC ENVIRONMENT

     -    NET CHARGE-OFFS IN 1.03%-1.05% RANGE

     -    NPA INCREASE OF $15-$20 MILLION

-    ONE-TIME ITEMS

     -    $32 MILLION AFTER-TAX BENEFIT RELATED TO ISSUANCE OF REIT PREFERRED
          STOCK

     -    $50 MILLION PRE-TAX ADDITION TO ALLOWANCE FOR LOAN LOSSES

STRATEGIC UPDATE
----------------

-    STRATEGIC INITIATIVES ARE WELL UNDERWAY



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                                                               [HUNTINGTON LOGO]

FLORIDA SALE UPDATE


JULY            DECISION TO SELL FLORIDA OPERATIONS

SEPTEMBER       ANNOUNCED SALE TO SUNTRUST

DECEMBER        RECEIVED JUSTICE DEPARTMENT APPROVAL

                SUNTRUST ANNOUNCED BRANCH DIVESTITURE TO FLORIDAFIRST

                FEDERAL RESERVE APPROVAL EXPECTED

1Q02            CLOSE TRANSACTION



                   2002 TARGETED EPS ACCRETION $0.03 - $0.05



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                                                               [HUNTINGTON LOGO]

BRANCH CONSOLIDATIONS

        ORIGINAL TARGET                                 43

        LESS: THOSE ELIMINATED
              FOLLOWING REASSESSMENT                    (5)
                                                        ---
        REVISED TARGET                                  38

        COMPLETED BY 12/31/01                           31

        COMPLETED IN 1Q02                                7


-    100% OF DEPOSITS RETAINED

-    $4 MILLION 2002 EXPENSE RUN-RATE IMPROVEMENT



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                                                               [HUNTINGTON LOGO]

IMPROVING EFFICIENCY


- EFFICIENCY RATIO

        1Q01            2Q01            3Q01            4Q01 EST
        ----            ----            ----            --------
        62%             59%             57%               56%



-    ON TRACK TO ACHIEVE 2001 EXPENSE GROWTH REDUCTION GOALS

     -    REVIEWING CAPITAL EXPENDITURES MORE CRITICALLY

     -    INCREASING FOCUS ON PERSONNEL COSTS AND INCENTIVE PLANS

     -    MORE FAVORABLE VENDOR CONTRACT NEGOTIATIONS


     LONG-TERM EFFICIENCY RATIO GOAL 48% - 52%



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                                                               [HUNTINGTON LOGO]

STRATEGIC ACHIEVEMENTS


-    HIGH QUALITY MANAGEMENT TEAM IN PLACE

-    CREATING A NEW CULTURE

-    MANAGING BUSINESS "BY THE NUMBERS"

-    STRENGTHENED THE BALANCE SHEET

-    FOCUS ON IMPROVING RETURNS OF CURRENT BUSINESS



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                                                               [HUNTINGTON LOGO]





                                 FOURTH QUARTER

                                    OUTLOOK




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                                                               [HUNTINGTON LOGO]

FOURTH QUARTER HIGHLIGHTS


                                   3Q01 ACTUALS            4Q01 ESTIMATE
                                   ------------            -------------

OPERATING EPS (1)                     $0.30                $0.29 - $0.31

LOAN GROWTH (2)                         7%                     2% - 3%

DEPOSIT GROWTH (2)                     11%                     6% - 7%

NET INTEREST MARGIN                   4.04%                 4.10% - 4.14%

REVENUE GROWTH (3)                     --                      1% - 2%

EFFICIENCY RATIO                      57.5%                      56%

LLR/LOANS                             1.67%                     1.90%


(1)  EXCLUDES AFTER-TAX IMPACT OF ANY RESTRUCTURING ITEMS

(2)  ANNUALIZED LINKED-QUARTER GROWTH IN AVERAGE BALANCES

(3)  NOT ANNUALIZED



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                                                               [HUNTINGTON LOGO]

FOURTH QUARTER ONE-TIME ITEMS


REIT PREFERRED STOCK ISSUED
---------------------------

-    ADDED $400 MILLION OF ASSETS TO REIT

-    ISSUED $400 MILLION OF PREFERRED STOCK... $50 MILLION TO THE PUBLIC

-    $50 MILLION INCREASE IN TIER 1 REGULATORY CAPITAL

-    $32 MILLION AFTER-TAX ONE-TIME BENEFIT



INCREASE IN ALLOWANCE FOR LOAN LOSSES
-------------------------------------

-    $50 MILLION PRE-TAX ADDITION TO LLR

- PROVISION EXPENSE, EXCLUDING ONE-TIME ADDITION, COVERS CHARGE-OFFS AND LOAN GROWTH

-    LLR/LOANS INCREASES TO 1.90%



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                                                               [HUNTINGTON LOGO]

CREDIT QUALITY


                                     3Q01 ACTUALS       4Q01 ESTIMATE
                                     ------------       -------------

NET CHARGE-OFFS                         0.74%            1.03% - 1.05%

NPA - AMOUNT                           $210 MM          $225 - $230 MM

    - LINKED-QUARTER CHANGE              +27%             +7% - 10%

NPAs/TOTAL LOANS + OREO                 0.97%            1.04% - 1.08%

LLR/LOANS                               1.67%                1.90%



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                                                               [HUNTINGTON LOGO]
FLORIDA SALE - FINANCIAL DIMENSIONS


        LOANS                       $2.7 B

        DEPOSITS                     4.7

        EPS ACCRETION           $0.03 - $0.05



                 $600+ MILLION OF EXCESS CAPITAL GENERATED AT A
                        TANGIBLE COMMON EQUITY OF 6.50%



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                                                               [HUNTINGTON LOGO]

SUMMARY


-    FOURTH QUARTER OPERATING EPS OF $0.29 - $0.31

-    STRENGTHENED BALANCE SHEET WITH NO NEGATIVE IMPACT TO THE EARNINGS RUN-RATE

-    STRATEGIC INITIATIVES ON TRACK

-    2002 GUIDANCE IN JANUARY



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                                                               [HUNTINGTON LOGO]

                PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
                      FORWARD LOOKING STATEMENT DISCLOSURE


 THIS PRESENTATION AND DISCUSSION, INCLUDING RELATED QUESTIONS AND ANSWERS, MAY
   CONTAIN FORWARD-LOOKING STATEMENTS, INCLUDING CERTAIN PLANS, EXPECTATIONS,
       GOALS, AND PROJECTIONS WHICH ARE SUBJECT TO NUMEROUS ASSUMPTIONS,
        RISKS, AND UNCERTAINTIES. ACTUAL RESULTS COULD DIFFER MATERIALLY
             FROM THOSE CONTAINED OR IMPLIED BY SUCH STATEMENTS FOR
                        A VARIETY OF FACTORS INCLUDING:


-  CHANGES IN ECONOMIC CONDITIONS         -  THE SUCCESSFUL INTEGRATION OF
                                             ACQUIRED BUSINESSES

-  MOVEMENTS IN INTEREST RATES            -  THE NATURE, EXTENT AND TIMING OF
                                             GOVERNMENTAL ACTIONS AND REFORMS

-  COMPETITIVE PRESSURES ON PRODUCT       -  EXTENDED DISRUPTION OF VITAL
   PRICING AND SERVICES                      INFRASTRUCTURE

-  SUCCESS AND TIMING OF BUSINESS
   STRATEGIES


     ALL FORWARD-LOOKING STATEMENTS INCLUDED IN THIS DISCUSSION, INCLUDING
       RELATED QUESTIONS AND ANSWERS, ARE BASED ON INFORMATION AVAILABLE
              AT THE TIME OF THE DISCUSSION. HUNTINGTON ASSUMES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENT.



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                              BUILDING A BRAND NEW


                               [HUNTINGTON LOGO]


                                   HUNTINGTON



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